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                                                                   Exhibit 10.1




                                    SUBLEASE

                                    between

                     MCK COMMUNICATIONS, INC., Sublandlord

                                      and

                           UPROMISE, INC., Subtenant

                           Dated as of July 2, 2002,

                               117 Kendrick Street
                             Needham, Massachusetts

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                                    SUBLEASE

         THIS SUBLEASE is made as of the 2nd day of July, 2002, by and between MCK COMMUNICATIONS, INC., a Delaware corporation, with an address at 117 Kendrick Street, Needham, MA 02494 ("Sublandlord") and UPROMISE, INC. , a Delaware corporation, with an address at 10 Brookline Place West, Brookline, Massachusetts 02445 ("Subtenant").

                               W I T N E S S E T H

         WHEREAS, Sublandlord is the tenant under a certain lease from Wellsford/Whitehall Holdings, L.L.C. ("Landlord") dated January 12, 2000, as amended by the First Amendment to Lease dated as of May 25, 2000, the Second Amendment to Lease dated as of May 31, 2000 and the Third Amendment to Lease dated as of October 20, 2000 , copies of which are attached hereto as EXHIBIT A, (such lease, as amended, is hereinafter referred to as the "Prime Lease"). The premises leased to Sublandlord under the Prime Lease are a portion of the building (the "Building") at 117 Kendrick Street, Needham, Massachusetts, which premises are more particularly described in the Prime Lease (the "Leased Premises"); and

         WHEREAS, Subtenant wishes to sublease from Sublandlord the portion of the Leased Premises shown on the plan attached hereto as EXHIBIT B, containing approximately 32,665 rentable square feet (the "Sublet Premises"), and Sublandlord is willing to sublet the Sublet Premises to Subtenant;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. DEMISE. Sublandlord hereby subleases the Sublet Premises to Subtenant and Subtenant hereby sublets the Sublet Premises from Sublandlord, subject to the terms and conditions hereinafter stated, together with the non-exclusive right, in common with others entitled thereto, to use as appurtenant to the Sublet Premises, the Building corridors, lavatories, parking areas, walkways, driveways and other common areas and elements of the Building and the land of which the Sublet Premises are a part. Capitalized terms used in this Sublease which are defined in or by reference in the Prime Lease and not otherwise defined in this Sublease shall have the same meaning in this Sublease as in the Prime Lease.

         2. TERM The term of this Sublease (the "Sublease Term") shall commence on August 6, 2002 (the "Commencement Date") and end on March 30, 2007.

         Sublandlord agrees that in the event that Sublandlord has not vacated the Sublet Premises and delivered full possession of the same to Subtenant by August 6, 2002, the Commencement Date shall be delayed until the date that Sublandlord shall so vacate the Sublet Premises and deliver full possession of the same to Subtenant, and Sublandlord will credit Subtenant toward Base Rent and Additional Rent due hereunder an amount equal to $2,819.00 for each day beyond August 6, 2002 that Sublandlord continues to occupy the Sublet Premises and/or fails to deliver full possession of the same to Subtenant.

         3. DELIVERY OF SUBLET PREMISES. Subtenant expressly acknowledges that it has inspected the Sublet Premises and is fully familiar with the physical condition thereof, and agrees to accept the Sublet Premises in its "as is" condition on the date hereof, reasonable wear and tear excepted. Subtenant further acknowledges that neither Sublandlord nor any agent of Sublandlord has made any representations or warranties regarding the Sublet Premises, and that Subtenant has relied on no such representations or warranties in accepting the Sublet Premises. Subtenant acknowledges that Sublandlord shall have no

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obligation to perform any design or construction work in connection with the preparation of the Sublet Premises for Subtenant's occupancy, to do any work in or to the Sublet Premises, or to incur any expense in connection therewith, in order to make them suitable and ready for occupancy and use by Subtenant. Subtenant has the right to utilize Sublandlord's existing build out, furniture, and installed telephone and data cabling itemized on EXHIBIT D attached hereto. Subtenant shall be responsible, at its own cost, for creating its own telephone and data closet and for the ongoing maintenance of the existing telephone and data infrastructure. Subtenant shall not have the right to use the existing PBX, photocopiers, or fax machines currently located in the Sublet Premises, and Sublandlord agrees to remove the same from the Sublet Premises prior to the Commencement Date.

         4.       RENT.

                  a. BASE RENT. Subtenant shall pay to Sublandlord base rent ("Base Rent") without offset, deduction or demand in the amount of $21.00 per rentable square foot of area per year, or $685,965 per year for each Lease Year, payable in advance in equal monthly installments of $57,163.75, commencing ninety-two days after the Commencement Date (the "Rent Commencement Date") and continuing on the first day of every month thereafter. Except as otherwise expressly provided in this Sublease, beginning on the Rent Commencement Date, Base Rent shall be payable monthly, in advance, on the first day of each calendar month of the Term, without prior notice, demand, deduction or offset.

         Base Rent shall be apportioned for any partial calendar month occurring at the beginning or end of the Sublease Term.

         All payments hereunder shall be made at the following address:

                         MCK Communications, Inc.
                         117 Kendrick Street
                         Needham, Massachusetts 02494
                         Attention:  Chief Financial Officer

         or at such other address as Sublandlord may from time to time designate by written notice to Subtenant.

                  b. ADDITIONAL RENT. Subtenant shall pay to Sublandlord, as Additional Rent, "Subtenant's Share" (as hereinafter defined) of all additional rent and other charges incurred by Sublandlord under the Prime Lease, including without limitation all "Costs of Electricity" "Expenses Increases", and "Tax Increases", as defined in the Prime Lease (hereinafter referred to, collectively, in this Sublease as "Building Expenses") for each calendar year or portion thereof included in the Sublease Term; provided, however, that Subtenant shall not be required to make any payments on account of additional rent or other charges incurred by Sublandlord under the Prime Lease which are attributable solely to the portion of the Leased Premises not subleased by Subtenant hereunder, or which are attributable to Sublandlord's default or breach under the Prime Lease (except to the extent such default or breach is due to a default or breach by Subtenant of this Sublease); provided, further, for purposes of determining Subtenant's Share of Building Expenses, the "Real Estate Tax Base Year" under the Prime Lease shall be the period beginning on July 1, 2002 and ending on June 30, 2003 and the "Operating Costs Base Year" under the Prime Lease shall be the period beginning on January 1, 2002 and ending on December 31, 2002. As used herein "Subtenant's Share" shall mean the fraction, the numerator of which is the number of rentable square feet leased to Subtenant hereunder (32,665) and the denominator of which is the number of square feet leased to Sublandlord by Landlord under the Prime Lease (48,876). For all purposes of this Sublease, Subtenant's Share shall be 66.83%.

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         Within fifteen (15) days after Sublandlord has received from Landlord the "Expense Statement" and the "Tax Statement" (as defined in the Prime Lease) for the preceding calendar year (or portion thereof) included in the Sublease Term, Sublandlord shall delivery a copy thereof to Subtenant, together with a statement showing Building Expenses (i) for the calendar year just ended, which statement shall be based upon information supplied to Sublandlord by Landlord,
(ii) an estimate of Building Expenses for the then-current calendar year, and
(iii) Subtenant's Share thereof. Subtenant shall pay to Sublandlord on the first day of each month, in advance, as Additional Rent, an amount equal to 1/12th of the amount shown on the most recent statement of Sublandlord's estimate of Subtenant's Share of Building Expenses for the then-current calendar year. Such payments shall not bear interest and may be commingled by Sublandlord with any other funds of Sublandlord. If the total amount paid by Subtenant in accordance with (ii) above on account of Subtenant's Share of Building Expenses for any calendar year (or portion thereof) included in the Sublease Term (a) exceeds the amount due herefore as shown on Sublandlord's statement delivered after the end of such year, such excess shall be credited against the monthly installments of Rent next due (or refunded to Subtenant if the Sublease Term has expired), or
(b) is less than the amount due herefore as shown on Sublandlord's statement delivered after the end of such calendar year, then Subtenant shall pay the difference to Sublandlord within thirty (30) days after receipt of such statement from Sublandlord. Subtenant's and Sublandlord's rights and obligations under this Section 4.b. with respect to the last calendar year (or portion thereof) included in the Sublease Term shall survive the expiration or termination of this Sublease.

         All sums which Subtenant agrees to pay under this Sublease other than Base Rent, or which Sublandlord pays or incurs as a result of a default by Subtenant shall be included within the term "Additional Rent" whether or not expressly so identified. As used in this Sublease, the term "Rent" shall mean collectively Base Rent and Additional Rent. Subject to the provisions of Section 15 below, Subtenant shall be liable for Additional Rent only as it relates to the period covered by this Sublease. Subtenant shall have no liability for Additional Rent attributable to periods prior to the Commencement Date or, subject to the provisions of Section 15 below, subsequent to the expiration of the Sublease Term hereunder.

         Sublandlord shall, promptly upon receipt of written request from Subtenant, at Subtenant's sole cost and expense enforce the review rights as set forth in Section 11.4 of the Prime Lease by either initiating the review on behalf of Subtenant and at Subtenant's direction or by appointing Subtenant as Sublandlord's agent to perform such review.

                  c. NET SUBLEASE. Except as otherwise expressly provided for herein, this Sublease is intended to be a net sublease, and Subtenant shall be responsible for the payment of all costs and expenses whatsoever, ordinary or extraordinary, foreseen or unforeseen, imposed upon Sublandlord pursuant to or otherwise payable by Sublandlord pursuant to the terms of the Prime Lease with respect to the Sublet Premises and the use and occupancy thereof, expressly excluding however (i) rent under the Prime Lease (except as expressly provided hereunder); and (ii) any costs, expenses, penalties or fines attributable to Sublandlord's default or breach under the Prime Lease (except to the extent such default or breach is due to a default or breach by Subtenant of this Sublease).

         5. UTILITIES. Subtenant shall pay in a timely manner all charges for telephone, internet service, cable and other utilities contracted by Subtenant which are now or hereafter separately billed to Subtenant by the utility provider or by Landlord.

         No interruption in any utility service to the Sublet Premises shall give Subtenant any right to terminate this Sublease or shall give rise to any claim for set-off or any abatement of Rent or of any of Subtenant's obligations under this Sublease when such interruption results from any cause other than the

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negligence or willful misconduct of Sublandlord or Sublandlord's agents or employees. Notwithstanding anything in this Sublease to the contrary, in the event of any interruption in utility or other service to the Sublet Premises, Subtenant shall be entitled to an abatement of Rent to the extent that Sublandlord receives an abatement of Rent with respect to the Sublet Premises pursuant to the Prime Lease.

         Subtenant shall not connect to the Building's electrical system any equipment which operates in excess of the current capacity of such system without Sublandlord's prior written consent.

         6. EXPANSION SPACE. Subtenant shall have the following rights with respect to the balance of the Leased Premises, comprised of approximately 16,211 rentable square feet (the "Expansion Space"):

         a. EXPANSION RIGHT. Subtenant shall have the right, by notice to Sublandlord given not later than March 31, 2003 (time being of the essence), to sublease the Expansion Space. In the event that Subtenant shall give such notice by the March 31, 2003, the following provisions shall be applicable from and after the Expansion Space Commencement Date (as defined below):

                  i. The Expansion Space shall be deemed to be included in the Sublet Premises, and from and wherever used in this Sublease, the term "Sublet Premises" shall include the Expansion Premises.

                  ii. The term of this Sublease with respect to the Expansion Space (the "Expansion Space Commencement Date") shall commence on the later of
(i) September 1, 2003, and (ii) the date that Sublandlord shall deliver full possession of the Expansion Space to Subtenant, and shall terminate April 28, 2007.

                  iii. Base Rent for the Expansion Space shall be in the amount of $21.00 per rentable square foot, or $340,431.00 per year for each Lease Year, payable in advance in equal monthly installments of $28,369.25.

                  iv. Subtenant's Share (as defined in paragraph 4.b above) shall increase proportionately by adding the rentable square footage of the Expansion Space to the rentable square footage of the Sublet Premises, and Sublandlord and Subtenant acknowledge that the addition of the Expansion Space will affect any and all other rights or obligations hereunder which are determined on a "per square foot" basis.

         b. RIGHT OF FIRST REFUSAL. Notwithstanding Subtenant's failure to exercise its expansion right contained in subparagraph 6.a, above, Sublandlord shall not accept an offer, sign a letter of intent, enter into a sublease or any agreement to sublease (a "Third Party Offer"), with respect to the Expansion Space without first giving Subtenant written notice ("Offer Notice") of the same, together with a copy of the Third Party Offer, and an opportunity to sublease the Expansion Space on business terms at least as favorable as those contained in the Third Party Offer. If Subtenant wishes to exercise Subtenant's right of first refusal contained herein, Subtenant shall do so, if at all, by giving Sublandlord notice ("Subtenant's Acceptance Notice") of Subtenant's desire to sublease the Expansion Space on such terms within ten calendar (10) days after Sublandlord's delivery of its Offer Notice (time being of the essence). If Subtenant shall give such Subtenant's Acceptance Notice, Sublandlord and Subtenant shall enter into a mutually acceptable amendment to this Sublease with respect to the Expansion Space within fifteen (15) Business Days thereafter which shall be consistent with the terms and conditions of the Third Party

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Offer, provided, however, in the event that such terms and conditions shall be inconsistent with the provisions of clauses a.i, a.ii and a.iv, above, clauses a.i, a.ii and a.iv shall be controlling. If Subtenant shall not so exercise such right within such ten day period or if Subtenant shall fail to execute and deliver such an amendment within such fifteen day period (time being of the essence), Sublandlord shall be free to sublease the Expansion Space to the third party subtenant upon terms and conditions no more favorable to such subtenant than those contained in the Third Party Offer. If Sublandlord wishes to sublease such space on terms and conditions that are more favorable to such subtenant than those contained in the Third Party Offer, Sublandlord shall give Subtenant written notice of the same and, in lieu of the ten (10) calendar day period provided above, Subtenant shall have a five (5) calendar day period to accept the Expansion Space on the more favorable terms and conditions.

     c. Subtenant's rights under this Paragraph 6 are expressly conditioned upon
(a) the original Subtenant named in the preamble to this Sublease is itself occupying the entire Sublet Premises, (b) Subtenant is not in default hereunder either at the time Subtenant exercises its rights under subparagraph a, or Sublandlord provides Subtenant with the Offer Notice under subparagraph b, or Subtenant provides Subtenant's Acceptance Notice under subparagraph b, and (c) Subtenant's net worth shall not be materially less at the time Subtenant exercises its rights under subparagraph a, or Sublandlord provides Subtenant with the Offer Notice under subparagraph b, or Subtenant provides Subtenant's Acceptance Notice under subparagraph b than Subtenant's net worth at the execution of this Sublease. Termination of this Sublease shall terminate all obligations of Sublandlord and all rights of Subtenant under this Section. Time is of the essence with respect to the provisions of this Paragraph 6. The rights of Subtenant under this Paragraph 6 shall be subordinate to the rights of the Landlord under the Prime Lease, including, without limitation, the Landlord's right to recapture the space.

     7. USE. Subtenant shall use and occupy the Sublet Premises for the purposes of general and administrative and sales offices only and for no other use or purpose. Sublandlord makes no representation or warranty as to the necessity of obtaining any license, permit or approval from any federal, state or municipal governmental authority for such uses.

     8. ASSIGNMENT AND SUBLETTING. The provisions of Section 21 of the Prime Lease are hereby incorporated by reference into this Sublease as if set forth in full in this Sublease, except that (i) all references to "Landlord" in said Section shall be deemed to refer to Sublandlord, all references to "Tenant" in said Section shall be deemed to refer to Subtenant;(ii) all references to the "Premises" in said Section shall be deemed to refer to the "Sublet Premises";
(iii) Subsections 21.3.1(i), (ii) shall be deemed to be modified by adding the phrase "fifty percent (50%) of" before the phrase "all sums" and "the amount", respectively , and (iv) (as between Subtenant and Sublandlord only, without intending hereby to be binding upon the Landlord) Subsection 21.2.2 and Subsections 21.2.3(4), (6) and (7) are expressly excluded from this Sublease.

     9. INSURANCE. Subtenant shall maintain in full force and effect during the Sublease Term insurance of such amounts and with such coverages as are required to be maintained by Sublandlord as tenant under the Prime Lease. The provisions of Section 12 of the Prime Lease are hereby incorporated by reference into this Sublease as if set forth in full in this Sublease, except that all references to "Landlord" in said Section shall be deemed to refer to each of the Landlord and Sublandlord, all references to "Tenant" in said Section shall be deemed to refer to Subtenant, and all references to the "Premises" in said Section shall be deemed to refer to the "Sublet Premises". All certificates of insurance shall be sent to Sublandlord at the address set forth in Paragraph 4.a above.

     10. INDEMNIFICATION. The provisions of Section 20.1 of the Prime Lease are hereby incorporated by reference into this Sublease as if set forth in full in this Sublease, except that all

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references to "Landlord" in said Section shall be deemed to refer to each of the
Landlord and Sublandlord, all references to "Tenant" in said Section shall be deemed to refer to Subtenant, all references to the "Premises" in said Section shall be deemed to refer to the "Sublet Premises", and all references to the "Lease" in said Section shall be deemed to refer to each of the Prime Lease and this Sublease. The provisions of Section 20.2 of the Prime Lease are hereby incorporated by reference into this Sublease as if set forth in full in this Sublease, except that all references to "Landlord" in said Section shall be deemed to refer to Sublandlord, all references to "Tenant" in said Section shall be deemed to refer to Subtenant, all references to the "Premises" in said
Section shall be deemed to refer to the "Sublet Premises", and all references to the "Lease" in said Section shall be deemed to refer to this Sublease.

     11. MAINTENANCE AND SERVICES. Subtenant hereby agrees that it is relying directly on Landlord's obligations under the Prime Lease for all maintenance, services and repairs to the Sublet Premises, including without limitation, Sections 7.1 and 8.1 of the Prime Lease. If Landlord shall default in any of its obligations to Sublandlord under the Prime Lease, Sublandlord shall cooperate with Subtenant, upon request by Subtenant and at Subtenant's sole cost and expense, in enforcing Sublandlord's rights against Landlord under the Prime Lease.

     12. PRIME LEASE.

     a. INCORPORATION OF PRIME LEASE. Except as otherwise expressly provided herein, the provisions of the Prime Lease are hereby incorporated by reference into this Sublease, and Sublandlord grants to Subtenant, to share in common with Sublandlord, all of Sublandlord's rights, benefits, and interests with respect to the Sublet Premises, and Subtenant agrees to accept from Sublandlord and hereby assumes all of Sublandlord's obligations and burdens under the Prime Lease with respect to the Sublet Premises during the Sublease Term and such further time, if any, as Subtenant is deemed to be holding over as provided in
Section 15 below, as if all of such rights and obligations were set forth herein in their entirety, provided that the terms and conditions hereof shall be controlling whenever the terms and conditions of the Prime Lease are contradictory to or inconsistent with the terms and conditions hereof, and provided further that those provisions of the Prime Lease which are protective and for the benefit of the Landlord shall in this Sublease be deemed to be protective and for the benefit of the Landlord and Sublandlord, that references therein to "Landlord" and "Tenant" shall be deemed to refer to "Sublandlord" and "Subtenant", respectively, that references therein to "this Lease" shall be deemed to refer to "this Sublease," that references therein to the "Premises" shall be deemed to refer to the "Sublet Premises," that references to the "Term" shall be deemed to refer to the "Sublease Term," all as defined herein..

     Notwithstanding the foregoing provisions of this subsection 12a, the terms, covenants and conditions of the following Sections of the Prime Lease shall not apply to nor be deemed incorporated by reference into, this Sublease, nor shall Subtenant have any rights or obligations to Sublandlord or Landlord thereunder, nor shall Landlord or Sublandlord have any obligations to Subtenant thereunder:

         i. Section 1.3 (Lease Term); Section 1.4 (Commencement Date); Section
         1.5 (Rent); Section 1.6 (Additional Rent); Section 1.8 (Rent Payment Address); Article 3 (Security Deposit); Section 4.1 (Permitted Use);
         Section 8.4 (Measurement of Tenant's Electrical Consumption); Section 16 (Acceptance of Premises); Subsection 21.2.2; Subsections 21.2.3(4),
         (6) and (7); Section 25.2; Section 28 (Holdover); Section 33 (Brokers);
         Section 34.1; Section 36 (Financial Statements) ; Section 51 (Extension Option); Section 52 (Right of First Offer);

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         ii.  All terms, covenants and conditions of the Prime Lease which have been redacted from the copy of thereof attached hereto as EXHIBIT B; and

         iii. Exhibits C, D and H.

         Subtenant represents that it has read and is familiar with the terms of the Prime Lease, a copy of which (with certain terms not relevant to this Sublease redacted) is attached hereto as EXHIBIT A.

                  b. PERFORMANCE OF PRIME LEASE. Subtenant covenants and agrees faithfully to observe and perform during the Sublease Term and such further time, if any, as Subtenant is deemed to be holding over as provided in Section 15 below, all of the terms, covenants and conditions of the Prime Lease on the part of Sublandlord to be performed with respect to the portion of the Leased Premises thereunder comprising the Sublet Premises, and neither to do nor cause to be done, nor suffer nor permit any act or thing to be done, which would or might cause the Prime Lease to be canceled, terminated, forfeited or surrendered, or which would or might make Sublandlord liable for any damages, claims or penalties. Except for the obligations of Subtenant hereunder, Sublandlord covenants to observe, comply and perform all of the terms, covenants and conditions of the Prime Lease to be observed and/or performed by Sublandlord, and neither to do nor cause to be done any act or thing (other than the exercise of Sublandlord's rights hereunder) which would or might cause the Prime Lease or this Sublease or the rights of Subtenant hereunder to be canceled, terminated, forfeited or surrendered or might make Subtenant liable for any damages, claims or penalties. As of the execution date of this Sublease, Sublandlord represents and warrants that (i) it has received no notice of default from Landlord under the Prime Lease; (ii) there is no event or circumstance that, with the giving of notice or the passage of time would constitute a default under the Prime Lease; and (iii) it has paid all Base Rent and Additional Rent, to the extent due, pursuant to the Prime Lease.

                  c. CONSENTS. Sublandlord shall not unreasonably withhold, condition or delay any consent or approval requested by Subtenant under the terms of this Sublease, provided, however, Sublandlord shall not be required to give any consent required or permitted under the terms of this Sublease with respect to any matter on which the Prime Lease requires the consent of Landlord until it has first obtained the written consent of the Landlord with respect to such matter. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving any out-of-pocket expense by Sublandlord, unless Subtenant agrees in advance to pay all such expenses) to obtain such consent of the Landlord in a timely manner; provided, however, Subtenant shall not be responsible of the payment of any of Landlord's expenses with respect to obtaining Landlord's consent to this Sublease.

                  d. NO SUBLANDLORD OBLIGATION. Except as otherwise specifically provided herein: (a) Sublandlord shall not have any obligation to construct, maintain, alter, restore or repair the Sublet Premises, the Leased Premises, the Building, or any parking area or other facility or improvement appurtenant thereto or to provide Subtenant with any service of any kind or description whatsoever, (b) Sublandlord shall not be deemed to have made any representation or warranty made by Landlord in the Prime Lease, and shall not be liable to Subtenant for any breach of any such representation or warranty, and (c) Sublandlord shall not be responsible for the performance of Landlord's obligations under the Prime Lease or be liable in damages or otherwise for any negligence of Landlord or for any damage or injury suffered by Subtenant as a result of any act or failure to act by Landlord or any default by Landlord in fulfilling its obligations under the Prime Lease. Upon written request by Subtenant, Sublandlord agrees to use reasonable efforts (not involving any out-of-pocket expense by Sublandlord, unless Subtenant agrees in advance to pay all such expenses) to cause Landlord to perform its obligations under the Prime Lease in a timely manner. Subtenant and Sublandlord hereby waive all claims for indirect, special or consequential damages against the other party arising out of any breach or failure by the

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defaulting party to perform or observe its respective requirements and obligations created by this Sublease regardless of (i) the negligence (either sole or concurrent) of either party, or (ii) whether either party has been informed of the possibility of such damages. It is expressly understood and agreed that damages payable by either party to Landlord shall be deemed to constitute direct damages of such party.

                  e. TERMINATION. If the Prime Lease is terminated pursuant to any provision of the Prime Lease or otherwise, (i) this Sublease shall terminate simultaneously therewith, and (ii) any unearned rent paid in advance shall be refunded to Subtenant unless such termination was the result of a breach by Subtenant of any term, covenant or condition of this Sublease. Except for termination rights of Sublandlord under the Articles 14 and 29 of the Prime Lease, Sublandlord shall not voluntarily terminate the Prime Lease.

                  f. AMENDMENTS. Sublandlord shall provide to Subtenant copies of all amendments to this Lease hereafter made by Sublandlord, within five (5) days following the effectiveness of each such amendment. Notwithstanding anything in this Sublease to the contrary, Subtenant shall not be subject to any amendment or modification of the Prime Lease which reduces Subtenant's rights or increases Subtenant's obligations hereunder, and Sublandlord hereby agrees that it shall not so amend the Prime Lease.

         13. NO ALTERATIONS. Subtenant shall make no alterations, additions or improvements to the Sublet Premises or to any portion of the Building without on each occasion first obtaining (i) the prior written consent of Sublandlord, which consent shall not be unreasonably withheld (but shall in no event be required to be given unless Landlord provides its prior written consent thereto when Landlord's prior written consent is required by the terms of the Prime Lease), and (ii) when required by the terms of the Prime Lease, the prior written consent of the Landlord. All work shall be done in accordance with the terms and conditions of the Prime Lease and all laws, by-laws, rules, regulations, licenses and permits.

        14. DEFAULTS AND REMEDIES. The provisions of Section 24.1 of the Prime Lease are hereby incorporated by reference into this Sublease as if set forth in full in this Sublease, except that:

                  a. all references to "Landlord" in said Section shall be deemed to refer to Sublandlord, all references to "Tenant" in said Section shall be deemed to refer to Subtenant, all references to the "Premises" in said Section shall be deemed to refer to the Sublet Premises, and all references to the "Lease" in said Section shall be deemed to refer to this Sublease;

                  b. Section 24.1.1 shall be deemed to be modified by substituting the phrase "two (2) notices" for the phrase "four (4) notices"; and

                  c. Section 24.1.2 shall be deemed to be modified by substituting the phrase "twenty-five (20) days" for the phrase "thirty (30) days", and by substituting the phrase "seventy-five (75) days" for the phrase "ninety (90) days".

         Notwithstanding anything to the contrary contained in the Prime Lease or in this Sublease, if the grace period for any non-monetary default provided to Sublandlord as tenant under the Prime Lease is shorter than fifteen (15) days, the length of Subtenant's grace period shall be one-half of Sublandlord's grace period as tenant under the Prime Lease, but in no event shall such grace period be less than five (5) days.

         At any time after Subtenant is in default, Sublandlord may at its option immediately or at any time thereafter exercise any one or more of the remedies provided in the Prime Lease with respect to a default by Sublandlord as tenant thereunder. The rights and remedies granted to Sublandlord herein are cumulative and in addition to any others Sublandlord may be entitled to at law or in equity.

         In the event that Subtenant shall be in default hereunder, Subtenant shall pay on demand all of Sublandlord's costs and expenses incurred in connection with enforcement of this Sublease, including without limitation, reasonable attorneys' fees and court costs.

         15. HOLDING OVER. If Subtenant occupies the Sublet Premises after the day on which the Sublease Term expires (or the effective date of any earlier termination as herein provided) without having entered into a new sublease thereof in writing with Sublandlord, Subtenant shall be a tenant-at-sufferance only, subject to all of the terms and provisions of this Sublease at two (2) times the then-effective Base Rent stated in Section 4a above. Such a holding over, even if with the consent of Sublandlord, shall not constitute an extension or renewal of this Sublease. For purposes of this Section, the failure of Subtenant to complete by the last day of the Sublease Term (or the effective date of any earlier termination as herein provided) the removal of its personal property and the redelivery of the Sublet Premises to Sublandlord in accordance with the provisions of Section 26 of the Prime Lease shall constitute a holding over and subject Subtenant to the provisions of this Section. In addition, Subtenant shall indemnify, defend and hold Sublandlord harmless from and against any and all loss, cost or damages (including, without limitation, reasonable attorneys' fees) which Sublandlord may suffer by reason of any holding over by Subtenant.

         16. NOTICES. All notices relating to this Sublease or the Sublet Premises shall be in writing and addressed, if to Subtenant prior to the Commencement Date to 10 Brookline Place West, Brookline, MA 02445, Attn: Chief Financial Officer, and (ii) on and after the Commencement Date, to the Sublet Premises, or to such other address as Subtenant shall designate in writing, in either case with a copy to Foley Hoag LLP, 155 Seaport Boulevard, World Trade Center West, Boston, MA 02210, Attn: Paul R. Murphy, Esq.; and if to Sublandlord, to Sublandlord at 117 Kendrick Street, Needham, MA 02494, or to such other address as Sublandlord shall designate in writing. No notice from Subtenant to Landlord shall be effective as to Sublandlord unless and until Subtenant delivers a copy of such notice in the manner set forth in this section to Sublandlord. Any notice shall be deemed duly given when given in accordance with the provisions of the Prime Lease. Sublandlord agrees to promptly give Subtenant copies of all notices from Landlord with respect to the Sublet Premises.

        17. EFFECT. This Sublease sets forth the entire agreement of the parties hereto with respect to the Sublet Premises and shall be binding upon the parties hereto and their respective successors and assigns.

        18. APPLICABLE LAW. This Sublease shall be governed by and construed in accordance with the laws of the state in which the Sublet Premises are located.

        19. NO MODIFICATION. Neither this Sublease nor any provision hereof may be waived, modified, amended, discharged or terminated, except by an instrument in writing signed by both parties.

        20. SEVERABILITY. If any term or provision of this Sublease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to other persons or circumstances shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

         21. NO WAIVER. No failure by Sublandlord or Subtenant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial Rent by Sublandlord during the continuance of such breach, shall constitute a waiver of any such breach or of any such term. Sublandlord's consent in one instance hereunder shall not relieve Subtenant of the requirement of obtaining Sublandlord's consent in any other instance.

      22. BROKER. Sublandlord shall be responsible for paying the brokerage commission due to Trammell Crow Company and T3 Realty Advisors, LLC (collectively, the "Broker") in connection with this Sublease. Subtenant and Sublandlord each represents and warrants to the other that it has not dealt with any broker or agent in connection with this Sublease other than the Broker, and it shall indemnify, defend (with counsel reasonably satisfactory to the indemnified party) and hold the other party hereto harmless from and against all claims, liabilities, losses, damages, costs and expenses arising from a breach of such representation and warranty.

      23. MECHANICS' LIENS. Subtenant shall not cause or permit any liens for labor or materials to attach to the Sublet Premises, the Building or the Land as a result of any work performed by or on behalf of Subtenant, and shall immediately discharge any such liens which may so attach.

      24. FINANCIAL STATEMENTS; CONFIDENTIALITY. Subtenant shall provide updated financial statements to Sublandlord on a quarterly basis no later than twenty
(20) business days after the end of each calendar quarter and annual audited financial statements as soon as practicable after such annual audit has been completed. Sublandlord shall keep Subtenant's financial statements and the information contained therein confidential and shall not disclose the contents of such financial statements without Subtenant's prior consent, except (i) to the Prime Landlord, or (ii) to the extent such disclosure (a) is required or permitted by the terms of the Prime Lease, or (b) is required by law, or (c) is of a matter which has become public through no fault of Sublandlord.

     25. SECURITY DEPOSIT. Within two (2) business days after Subtenant's receipt of Landlord's consent to this Sublease or ten (10) days after the execution of this Sublease, whichever is later, Subtenant shall deliver to Sublandlord an irrevocable standby letter of credit (the "Letter of Credit") in the amount of $342,982.50 (the "Security Deposit") as security for the punctual performance of each and every obligation of Subtenant under this Sublease. Failure to deliver the Letter of Credit as described in the preceding sentence shall be deemed an automatic Event of Default without any requirement of notice or cure. The Letter of Credit shall be (i) in form and substance satisfactory to Sublandlord in its reasonable discretion; (ii) at all times in the amount of the Security Deposit, and shall permit multiple draws; (iii) issued by a commercial bank reasonably acceptable to Sublandlord from time to time; (iv) made payable to, and expressly transferable and assignable at no charge to Sublandlord by, the holder of Sublandlord's interest under this Sublease from time to time (which transfer/assignment shall be conditioned only upon the execution by such holder of a written document in connection with such transfer/assignment); (v) payable at sight upon presentment to a branch of the issuer of a simple sight draft signed by Sublandlord accompanied by a certificate stating that Sublandlord is entitled to draw upon such Letter of Credit under the express terms of this Sublease, and setting forth the amount that Sublandlord is entitled to draw; (vi) for a term of not less than one (1) years; and (vii) at least thirty (30) days prior to the then-current expiration date of such Letter of Credit, renewed (or automatically and unconditionally extended) from time to time through the sixtieth (60th) day after expiration of the Sublease Term. Sublandlord hereby approves the form of Letter of Credit by Silicon Valley Bank attached hereto as EXHIBIT C.

     If Subtenant defaults (and such default continues beyond any applicable notice and cure periods) with respect to any covenant or condition of this Sublease, then Sublandlord may (without any waiver of Subtenant's default being deemed to have occurred) draw upon the Letter of Credit and apply all or any part of the proceeds thereof to the payment of any sum in default, or to satisfy in part or in whole any damages suffered by Sublandlord as a result of Subtenant's default. In the event of such application, Subtenant shall promptly deposit with Sublandlord in the form of an additional letter of credit the amount necessary to restore the Security Deposit to the full amount set forth above. Notwithstanding anything in this Sublease to the contrary, if Subtenant fails to comply with the requirements of subsection (vii), above, Sublandlord shall have the immediate right to draw upon the Letter of Credit in full and hold the proceeds thereof as a cash security deposit hereunder. Any failure or refusal of the issuer to honor the Letter of Credit shall be at Subtenant's sole risk.

         Notwithstanding the foregoing to the contrary, Sublandlord shall be entitled to draw upon the Letter of Credit prior to the expiration of any applicable notice and grace periods afforded to Subtenant hereunder if the Letter of Credit shall expire prior to the expiration of any such applicable notice and grace periods. The parties expressly acknowledge and agree that the Security Deposit is not an advance payment of Rent, nor a measure of Sublandlord's damages in the event of any default by Subtenant.

         If Subtenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Sublease, the Letter of Credit shall be returned to Subtenant for cancellation within thirty (30) days after all of the following have taken place: (a) expiration of the Sublease Term or earlier termination of the Sublease; (b) removal of Subtenant's property from the Sublet Premises; and (c) the surrender of the Sublet Premises and vacation thereof by Subtenant to Sublandlord in accordance with this Sublease.

         Sublandlord shall transfer the Letter of Credit to any transferee of its interest under this Sublease, and thereafter such transferee shall be liable for the return of the Letter of Credit, and Sublandlord shall be released from all liability for the return thereof. Subtenant shall be solely responsible for the payment of all costs associated with obtaining, replacing (as necessary), transferring, extending and maintaining the Letter of Credit in accordance with the terms of this Section.

         Notwithstanding anything herein to the contrary, provided that Subtenant is not in default under this Sublease as of the second (2nd) anniversary of the Commencement Date, the amount of the Security Deposit shall reduce to $228,655.00 effective as of the 2nd anniversary of the Commencement Date, provided the Subtenant gives Sublandlord thirty (30) days written notice of its intent to reduce the Security Deposit and Subtenant has a positive Cash Flow of at least $3,500,000.00 for the fiscal year ending prior to the second anniversary of the Commencement Date. Furthermore, provided that Subtenant is not in default under this Sublease as of the fourth (4th) anniversary of the Commencement Date, the amount of the Security Deposit shall reduce to $114,327.50 effective as of the 4th anniversary of the Commencement Date, provided the Subtenant gives Sublandlord thirty (30) days written notice of its intent to reduce the Security Deposit and has a positive Cash Flow of at least $3,500,000.00 for the fiscal year ending prior to the fourth anniversary of the Commencement Date. Unless the Letter of Credit shall expressly provide for such reductions without the necessity of amendments, such reductions shall be accomplished by having Subtenant provide Sublandlord with a substitute letter of credit in the reduced amount or an amendment to the existing Letter of Credit which shall be subject to the requirements of this Section 25 of the Sublease, unless the Security Deposit is in the form of cash, in which event, Sublandlord shall return the reduced portion of the Security Deposit to Subtenant within thirty (30) days following the applicable anniversary date. For purposes of this
Section 25, "Cash Flow" shall mean earnings before interest, taxes, depreciation and amortization, as determined using generally accepted accounting principles.

         26. CONSENT OF LANDLORD; COSTS. The effectiveness of this Sublease shall be conditioned upon the receipt of written consent of the Landlord to this Sublease in form and content acceptable to Sublandlord and Subtenant, in their reasonable discretion. All costs and expenses charged by Landlord to Sublandlord in connection with (i) its review and consent of this Sublease shall be paid by Sublandlord, and (ii) its review of any plans, specifications or other materials submitted by or on behalf of Subtenant to Sublandlord shall be paid by Subtenant, in either case regardless of whether Landlord consents thereto.

     27. AUTHORITY. Sublandlord and Subtenant each hereby represents and warrants to the other that (i) it has the full right and authority to enter into this Sublease and (ii) the person executing this Sublease on its behalf has been authorized to do so.

     28. COUNTERPARTS. This Sublease may be executed in one or more counterparts, each of which shall be an original instrument but all of which together shall constitute one and the same instrument.

     29. PERSONAL Liability. No personal liability shall at any time be asserted or enforceable against Sublandlord's stockholders, officers or partners or their respective heirs, legal representatives, successors and assigns on account of the Sublease or on account of any covenant, undertaking or agreement of Sublandlord in this Sublease.

                      (The next page is the signature page)

         IN WITNESS WHEREOF, this Sublease has been executed under seal as of the date first written above.

                                  Sublandlord:

                                   MCK COMMUNICATIONS, INC.

                                   By:  /s/ Gerald J. McGovern
                                        --------------------------
                                        Name: Gerald J. McGovern
                                        Title: Chief Finanical Officer

                                   Subtenant:

                                   UPROMISE, INC.

                                   By:  /s/ Joan Nevins
                                        ---------------------------
                                        Name: Joan Nevins
                                        Title: Chief Financial Officer

                              EXHIBIT A TO SUBLEASE
                                   PRIME LEASE
                                 [copy attached]

                              EXHIBIT B TO SUBLEASE
                             PLAN OF SUBLET PREMISES

                                 [copy attached]






         This exhibit contains a floor plan of the subleased premises.

                              EXHIBIT C TO SUBLEASE
                         STANDBY LETTER OF CREDIT DRAFT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB02ISXXXX

DATE: JUNE 18, 2002

BENEFICIARY:
MCK COMMUNICATIONS, INC.
117 KENDRICK STREET
NEEDHAM, MA 02494
AS "SUBLESSOR"

APPLICANT:
UPROMISE, INC.
10 BROOKLINE PLACE WEST
BROOKLINE, MA 02445
AS "SUBLESSEE"

AMOUNT: US$342,982.50 (THREE HUNDRED FORTY TWO THOUSAND NINE HUNDRED EIGHTY TWO AND 50/100 U.S. DOLLARS)

EXPIRATION DATE: JUNE __, 2003

LOCATION: AT OUR COUNTERS IN SANTA CLARA, CALIFORNIA

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB02ISXXXX IN YOUR FAVOR AVAILABLE BY YOUR DRAFT DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "B" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1.  THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.
2. A DATED CERTIFICATION FROM THE BENEFICIARY SIGNED BY AN AUTHORIZED OFFICER, FOLLOWED BY ITS DESIGNATED TITLE, STATING THE FOLLOWING:

(A) "THE AMOUNT REPRESENTS FUNDS DUE AND OWING TO US AS A RESULT OF THE APPLICANT'S FAILURE TO COMPLY WITH ONE OR MORE OF THE TERMS OF THAT CERTAIN SUBLEASE BY AND BETWEEN BENEFICIARY, AS SUBLESSOR, AND APPLICANT, AS SUBLESSEE."
                                    OR
(B) "WE HEREBY CERTIFY THAT WE HAVE RECEIVED NOTICE FROM SILICON VALLEY BANK THAT LETTER OF CREDIT NO. SVB02ISXXXX WILL NOT BE RENEWED, AND THAT WE HAVE NOT RECEIVED A REPLACEMENT OF THIS LETTER OF CREDIT FROM APPLICANT SATISFACTORY TO US AT LEAST THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF THIS LETTER OF CREDIT."

THE SUBLEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IT IS NOT INTENDED THAT SAID SUBLEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWS ARE ALLOWED. THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

                                   PAGE 1 OF 3
IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB02ISXXXX
DATED  JUNE 18, 2002



THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE NOTIFY YOU AND THE APPLICANT BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESSES THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND JUNE 27, 2007.

THE AMOUNT OF THIS LETTER OF CREDIT SHALL BE DECREASED WITHOUT AMENDMENT(S) TO THE NEW AGGREGATE AMOUNT(S) ON THE FOLLOWING DATES, PROVIDED THAT (1) BENEFICIARY HAS NOT PROVIDED US WITH WRITTEN NOTICE THAT SUBTENANT IS IN DEFAULT UNDER THE SUBLEASE, WHICH MUST BE SENT TO US AT SILICON VALLEY BANK, INTERNATIONAL BANKING DIVISION, MAIL SORT NC411, 3003 TASMAN DRIVE, SANTA CLARA, CA 95054, ATTENTION: LETTERS OF CREDIT DEPARTMENT BY FEDEX OR OTHER OVERNIGHT COURIER SERVICE, MENTIONING THE ABOVE REFERENCED LETTER OF CREDIT, ON OR BEFORE THE DATE WHICH IS TEN (10) DAYS PRIOR TO THE EFFECTIVE DATE OF ANY REDUCTION, AS SET FORTH BELOW AND (2) NO DRAWING HAS OCCURRED HEREIN:

EFFECTIVE DATE(S)                           NEW AGGREGATE AMOUNT(S)

AUGUST 1, 2004                              $228,655.00
AUGUST 1, 2006                              $114,327.50

THIS LETTER OF CREDIT MAY ONLY BE TRANSFERRED IN ITS ENTIRETY BY THE ISSUING BANK TO ANY SUCCESSOR SUBLANDLORD UNDER THE SUBLEASE UPON OUR RECEIPT OF THE ATTACHED "EXHIBIT A" DULY COMPLETED AND EXECUTED BY THE BENEFICIARY AND ACCOMPANIED BY THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, WITH THE PAYMENT OF OUR TRANSFER FEE OF 1/4 OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE ORIGINAL APPROPRIATE DOCUMENTS PRIOR TO 10:00 A.M. CALIFORNIA TIME, ON A BUSINESS DAY AT OUR OFFICE (THE "BANK'S OFFICE") AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE SANTA CLARA, CA 95054, ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION OR BY FACSIMILE TRANSMISSION AT: (408) 654-6211 OR (408) 496-2418; AND SIMULTANEOUSLY UNDER TELEPHONE ADVICE TO: (408) 654-7120 OR (408) 654-3052),
ATTENTION: STANDBY LETTER OF CREDIT NEGOTIATION SECTION WITH ORIGINALS TO FOLLOW BY OVERNIGHT COURIER SERVICE; PROVIDED, HOWEVER, THE BANK WILL DETERMINE HONOR OR DISHONOR ON THE BASIS OF PRESENTATION BY FACSIMILE ALONE, AND WILL NOT EXAMINE THE ORIGINALS.


PAYMENT AGAINST CONFORMING PRESENTATIONS HEREUNDER SHALL BE MADE BY BANK DURING NORMAL BUSINESS HOURS OF THE BANK'S OFFICE WITHIN TWO (2) BUSINESS DAYS AFTER PRESENTATION.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN, OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY SUCH DOCUMENT, INSTRUMENT OR AGREEMENT.

                                   PAGE 2 OF 3
IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB02ISXXXX
DATED JUNE 18, 2002


DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF
CREDIT.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONAFIDE HOLDERS THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO THE DRAWEE, IF NEGOTIATED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500.




      ---------------------------         ---------------------------
        AUTHORIZED SIGNATURE               AUTHORIZED SIGNATURE

                                   PAGE 3 0F 3




                                   EXHIBIT "A"


DATE:

TO: SILICON VALLEY BANK
    3003 TASMAN DRIVE                      RE:  STANDBY LETTER OF CREDIT
    SANTA CLARA, CA 95054                       NO.                 ISSUED BY
    ATTN:INTERNATIONAL DIVISION.                SILICON VALLEY BANK, SANTA CLARA
         STANDBY LETTERS OF CREDIT              L/C AMOUNT:

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

-----------------------------
     (BENEFICIARY'S NAME)

-----------------------------
 SIGNATURE OF BENEFICIARY


SIGNATURE AUTHENTICATED

----------------------------
            (NAME OF BANK)

----------------------------
   AUTHORIZED SIGNATURE

                                  EXHIBIT "B"




================================================================================

     DATE: _______________            REF. NO. ___________________


     AT SIGHT OF THIS DRAFT

     PAY TO THE ORDER OF ___________________________ US$_________________

     USDOLLARS __________________________________________________________

     ____________________________________________________________________

     DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO. ________________ DATED _________________

     TO: SILICON VALLEY BANK
         3003 TASMAN DRIVE                  _______________________________
         SANTA CLARA, CA 95054                   (BENEFICIARY'S NAME)


                                            ...............................
                                               AUTHORIZED SIGNATURE

================================================================================


                         GUIDELINES TO PREPARE THE DRAFT

1.       DATE: ISSUANCE DATE OF DRAFT.
2.       REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY.
3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE).
4.       US$: AMOUNT OF DRAWING IN FIGURES.
5.       USDOLLARS: AMOUNT OF DRAWING IN WORDS.
6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.       DATED: ISSUANCE DATE OF THE STANDBY L/C.
8.       BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C.
9.       AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY.


IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AND ASK FOR:

ALICA DA LUZ: 408-654-7120
CESAR AGONCILLO: 408-654-3052

                              EXHIBIT D TO SUBLEASE
                               FURNITURE INVENTORY